Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Textainer Group Holdings Limited (the “Company”)
Wells Fargo Securities, LLC
(together, the “Specified Parties”)

Re: Textainer Marine Containers VII Limited, Series 2021-3 - Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “TMCL VII 2021-3 Tape.xlsb” provided by the Company on July 8, 2021, containing information on 259,630 containers (the “Containers”) as of June 30, 2021 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Textainer Marine Containers VII Limited, Series 2021-3. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purposes of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes.  We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that Manufacture Date was within 30 days, and Net Book Value (“NBV”) was within 3.0%.

•	The term “Cutoff Date” means June 30, 2021.

•
The term “Sources” means the following information provided by the Company: Invoices, Acceptance Certificates, Inspection Certificates, Lease Agreements (Lease Schedules, Addendums, Amendments), screenshots from the Company’s fixed asset management system or billing and tracking system (the “System Screenshots”), documents containing discount rate for each Sample Container (defined below) subject to Lease Type “PR” (the “Discount Rates”), and electronic mail correspondence from the Company listing:

–	The depreciation life and residual value by Equipment Type (the “Depreciation Policy”) and

–	The acceptable equipment type descriptions corresponding to each Equipment Type code in the Data File (the “Equipment Type Descriptions”).

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.

•	The term “Provided Information” means the Sources and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.
We randomly selected a sample of 25 Containers from the Data File (the “Sample Containers”). A listing of the Sample Containers is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Containers we were instructed to randomly select from the Data File.

B.
For each Sample Container, we compared or recomputed the specified attributes listed below to or using the corresponding information contained in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the Sources, or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions, constituted an exception. The Sources are listed in the order of priority.

Attributes	Sources / Instructions

Container Unit ID	Invoice

New/Used	Invoice, System Screenshot. Consider a Sample Container to be “New” if an Invoice was available, and “Used” if the System Screenshot indicated a purchase type of “Used.”

Original Equipment Cost (“OEC”)	System Screenshot

Net Book Value (“NBV”)
Recompute NBV.  For each Sample Container subject to Lease Type “TR,” recompute NBV using the straight-line depreciation method per the Depreciation Policy, based on OEC stated in the Data File and the depreciation start date stated in the Data File (for New Containers) or acquisition start date stated in the System Screenshot (for Used Containers).

For each Sample Container subject to Lease Type “PR,” recompute NBV as the present value as of the Cutoff Date of the Buyout Amount stated in the Data File and remaining monthly lease payments (based on the Lease Rate stated in the Data File and Lease Expiration Date recomputed below), discounted at the respective Discount Rate.

Manufacture Date	Date of the Acceptance Certificate, Inspection Certificate

Age (months) as of June 30, 2021	Recompute Age as the difference between the Manufacture Date stated in the Data File and the Cut-off Date, rounded up to the nearest number of months.

Equipment Type	Invoice and Equipment Type Descriptions

Lessee’s Name	Lease Agreement

Attributes	Sources / Instructions

Lease Type
Lease Agreement. Consider the Lease Type to be:

- a finance lease (Lease Type “PR”) if the Lease Agreement includes a purchase option at the end of the lease term with a purchase price lower than the then depreciated value of the Sample Container

- a term lease (Lease Type “TR”) if the Lease Agreement requires a minimum on-hire term of one year or greater and does not include a purchase option at the end of the lease term with a purchase price lower than the then depreciated value of the Sample Container

Lease Rate
Lease Agreement

For Sample Containers for which the Lease Agreement requires that the lessee pay for a damage protection plan (“DPP”), recompute Lease Rate by subtracting the amount appearing as DPP on the System Screenshot from the Lease Rate stated in the Lease Agreement.

Lease Start Date
Lease Agreement

Compare to the 1st day of the calendar month of the Effective Date, On Hire Date, or Base Term start date stated in the Lease Agreement, or the date after the Build-up Period stated in the Lease Agreement.

If the Lease Agreement requires a Base Term starting from the Container’s pick-up date, compare to the 1st day of the calendar month of the pick-up date in the System Screenshot.

Lease Expiration Date
Lease Agreement

Compare to the last date of the Base Term stated in the Lease Agreement (or, if the last date of the Base Term is not the last day of the calendar month, compare to the last day of the calendar month preceeding the last date of the Base Term), or the date immediately preceeding the Build-down Period stated in the Lease Agreement. If such date was not available, recompute Lease Expiration Date by adding the Base Term or Minimum Term stated in the Lease Agreement to the Lease Start Date.

If the Lease Agreement requires a Minimum Term based on a certain number of months of the Sample Container’s manufacture age, recompute Lease Expiration Date by adding such Minimum Term to the Sample Container’s Manufacture Date stated in the Data File.

Buyout Amount (applicable only for Sample Containers subject to Lease Type “PR”)	Lease Agreement

C.
For each Sample Container, we observed an “OL” (on-lease) or “DI” (direct interchange) status in the System Screenshot or the presence of a signed Lease Agreement. We make no representation regarding the authenticity of the signature(s) on the Lease Agreement.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File  and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Containers, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the acquisition or leasing of the Containers to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Containers being securitized, (iii) the compliance of the lessor of the Containers with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Containers that would be material to the likelihood that the issuer of the asset‑backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California
July 20, 2021

Exhibit A
The Sample Containers

Sample Container Number	Container ID	Sample Container Number	Container ID
1	TXGU538725	14	TGBU235603
2	TXGU539595	15	TGBU862860
3	TGBU205877	16	TEMU713933
4	TEMU743009	17	TEMU785721
5	TEMU741913	18	TGBU879974
6	TEMU582850	19	TGBU466978
7	MSMU822499	20	TEMU004935
8	TGBU680407	21	TGBU860761
9	TEMU195745	22	TGBU402653
10	TGBU322868	23	TGBU312685
11	TEMU187541	24	TGBU969910
12	TEMU106687	25	TGHU516093
13	OCGU806804

A - 1